UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2014

REDWOOD MORTGAGE INVESTORS IX, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-155428	26-3541068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1825 S. Grant Street, Suite 250, San Mateo, CA 94402
(Address if Principal Executive Offices)(Zip Code)

(650) 365-5341
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

Redwood Mortgage Investors IX, LLC, is filing with this report, as Exhibit 99.1, the audited consolidated balance sheet, with notes thereto, as of September 30, 2013, of its managers, Redwood Mortgage Corp., and its wholly-owned subsidiary, Gymno LLC, for the purpose of updating that information.  The previous unaudited consolidated balance sheet filed for the managers was as of December 31, 2012, and the previous audited consolidated balance sheet filed for the managers was as of September 30, 2012.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Consolidated Balance Sheet as of September 30, 2013, of Redwood Mortgage Corp. and subsidiaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD MORTGAGE INVESTORS IX, LLC
(Registrant)

Date: January 23, 2014	By:	Redwood Mortgage Corp., Manager

		By:	/s/ Michael R. Burwell
		Name:	Michael R. Burwell
		Title	President, Secretary and Treasurer
(On behalf of the registrant, and in the capacity of principal financial and accounting officer)

Date: January 23, 2014	By:	Gymno LLC, Manager

		By:	/s/ Michael R. Burwell
		Name:	Michael R. Burwell
		Title:	Manager